                                                                   EXHIBIT 10.11

                     AMENDED AND RESTATED PROMISSORY NOTE A

$125,000,000                                                  New York, New York
                                                                    May 22, 2003

                  WHEREAS, UBS Warburg Real Estate Investments Inc. is the owner and holder of that certain Promissory Note A made by Borrower on April 1, 2003 in the original principal amount of $135,000,000 ("ORIGINAL NOTE A") and that certain Promissory Note B made by Borrower on April 1, 2003 in the original principal amount of $15,000,000 ("ORIGINAL NOTE B" and together with Original Note A the "ORIGINAL NOTES");

                  WHEREAS, concurrently herewith, Borrower and Lender are amending and restating Original Note B into an amended and restated promissory note in the principal amount of $24,827,623 ("AMENDED NOTE B");

                  WHEREAS, as of the date hereof, the aggregate outstanding principal amount of Original Note A is $135,000,000;

                  WHEREAS, UBS Warburg Real Estate Investments Inc., as lender, and PFP Columbus, LLC, a Delaware limited liability company, as borrower, wish to amend and restate the indebtedness evidenced by Original Note A into an amended and restated promissory note in the principal amount of $125,000,000.00.

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Original Note A is hereby amended and restated in its entirety to read as follows(Original Note A, as so amended and restated being hereinafter referred to as this "NOTE"):

                  FOR VALUE RECEIVED PFP COLUMBUS, LLC, a Delaware limited liability company, as maker, having its principal place of business at c/o Glimcher Properties Limited Partnership, 20 South Third Street, Columbus, Ohio 43215 ("BORROWER"), hereby unconditionally promises to pay to the order of UBS WARBURG REAL ESTATE INVESTMENTS INC., as lender, having an address at 1285 Avenue of the Americas, 11th Floor, New York, New York 10019 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of ONE HUNDRED TWNETY FIVE MILLION DOLLARS ($125,000,000), advanced pursuant to that certain Loan Agreement dated as of April 1, 2003 between Borrower and Lender as amended by that certain First Amendment to Loan Agreement and Reaffirmation Agreement between Borrower and Lender, dated as of the date hereof (the AMENDED LOAN AGREEMENT"), in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                            ARTICLE 1: PAYMENT TERMS

                  Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article II of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                       ARTICLE 2: DEFAULT AND ACCELERATION

                  The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                            ARTICLE 3: LOAN DOCUMENTS

                  This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                           ARTICLE 4: SAVINGS CLAUSE

                  Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                           ARTICLE 5: NO ORAL CHANGE

                  This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                               ARTICLE 6: WAIVERS

                  Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term "Borrower," as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower," as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

                               ARTICLE 7: TRANSFER

                  Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                             ARTICLE 8: EXCULPATION

                  The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                            ARTICLE 9: GOVERNING LAW

                  (A) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

                           Corporation Service Company
                           1177 Avenue of the Americas
                           17th Floor
                           New York, New York 10036

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF

ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                              ARTICLE 10: NOTICES

                  All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

            ARTICLE 11: AMENDEMENT AND RESTATEMENT OF ORIGINAL NOTES

                  This Note is intended to amend and restate Original Note A and is not intended to create any new indebtedness or constitute a novation as to Borrower's obligations under Original Note A, as such obligations are amended and restated hereby. Lender is the lawful owner and holder of Original Note A which Original Note A evidences a total outstanding principal indebtedness of $135,000,000. All references in Original Note A to the Loan Agreement hall mean the Amended Loan Agreement.

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                  IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                         PFP COLUMBUS, LLC, a Delaware limited liability company

                         By: Polaris Mall, LLC, a Delaware limited liability company, its Manager

                              By:   Glimcher Properties Limited Partnership,
                                    a Delaware limited partnership, its Manager

                                    By:  Glimcher Properties Corporation, a
                                         Delaware corporation, its Sole
                                         General Partner

                                         By: _______________________
                                             George A. Schmidt,
                                             Executive Vice President

                         UBS WARBURG REAL ESTATE INVESTMENTS INC., a Delaware corporation

                                         By:________________________________
                                            Name:
                                            Title:

                                         By:________________________________
                                            Name:
                                            Title: